SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report
(Date of earliest event reported) September 15, 2000
                                  ------------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------


















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ITEM 5. OTHER EVENTS

         On September 15, 2000, General Motors Corporation (GM) and American Isuzu Motors Inc. (AIMI) issued a press release to announce a joint venture to consolidate Isuzu and General Motors medium-duty commercial vehicle sales, service, and marketing functions in the United States. The release is as follows:

American Isuzu Motors Inc. And General Motors Corporation Announce New Commercial Vehicle Sales Organization

CERRITOS,  Calif. --- American Isuzu Motors Inc. (AIMI) and General Motors Corp.
(GM) today announced a joint venture to consolidate Isuzu and General Motors medium-duty commercial vehicle sales, service and marketing functions in the United States. The new company, which will be known as General Motors Isuzu Commercial Truck, LLC (GMICT), is designed to better meet dealer and customer needs, ensuring long-term growth and profitability in the medium-duty commercial vehicle segment.

The new venture will be based in Cerritos, Calif., and will have a business center in Pontiac, Mich. and regional offices around the country. Ownership of the venture will be shared 51% Isuzu and 49% GM and managed by a five-person board consisting of two Isuzu representatives, two GM representatives and James
C. Underwood, who has been elected President, Chief Operating Officer of General Motors Isuzu Commercial Truck.

The new organization was created to take advantage of established strengths of both companies and will seek improved operational efficiencies for the Chevrolet, GMC and Isuzu dealer networks. The Chevrolet, GMC and Isuzu brands will remain intact and advertising and sales promotion will be developed and implemented jointly.

GMICT will benefit from Isuzu's expertise in the commercial vehicle market, its flexible and responsive organization, and strong retail marketing approach. Likewise, the new company will benefit from General Motors' strong product portfolio and strong brand management system.

With the combined Chevrolet, GMC and Isuzu medium-duty truck dealers, the new company will serve over 750 total dealerships. In 1999 this group represented a combined total sales of approximately 55,000 medium-duty (Class 3-7) trucks.
General Motors Isuzu Commercial Truck will also draw upon Isuzu's industry-leading sales, technical and engineering support to enable dealers to provide their customers with a high level of service.

General Motors Isuzu Commercial Truck is the latest in the cooperative and successful business practices General Motors and the Isuzu companies began in 1971. This new venture, which will commence business today, September 15, 2000, will position General Motors and Isuzu to respond to worldwide automotive consolidations and increasing competitive pressure from domestic and import truck manufacturers.


                                      # # #







                                      - 2 -

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GENERAL MOTORS CORPORATION
                                               --------------------------
                                                       (Registrant)
Date    September 22, 2000
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                                               By
                                               /s/Peter R. Bible
                                               -------------------------------
                                               (Peter R. Bible,
                                                Chief Accounting Officer)















































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